Interest Rate Swap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.
("JPMorgan")

and

U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A7 (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of November 29, 2006, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK, N.A. ("JPMorgan") and U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A7 (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS
JPMorgan Deal Number(s):	6900028457986
Notional Amount:	Per attached schedule in Exhibit A
Trade Date:	November 2, 2006
Effective Date:	November 30, 2006
Termination Date:	October 25, 2011 subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Period End Dates:	The 25th of each month in each year commencing with December 25, 2006 to and including the Termination Date, subject to no adjustment
Fixed Rate Payer Payment Dates:	The Fixed Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention
Fixed Rate:	5.009 percent
Fixed Rate Day Count Fraction:	30/360
Business Days:	New York
Floating Amounts:
Floating Rate Payer:	JPMorgan
Floating Rate Payer Period End Dates:	The 25th of each month in each year commencing with December 25, 2006 to and including the Termination Date, subject to no adjustment
Floating Rate for initial Calculation Period:	5.3200 percent
Floating Rate Payer Payment Dates:	Two (2) Business days preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York
Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.
B. ACCOUNT DETAILS Payments to JPMorgan in USD:	JPMORGAN CHASE BANK NA JPMORGAN CHASE BANK NA BIC: CHASUS33XXX ABA: 021000021 AC No: 099997979 Ref: # JPALT 2006-A7
Payments to Counterparty in USD:	U.S. Bank National Association ABA Number: 091000022 Account Number: 1 73 1 0332205 8 Reference: 107164000 JPALT 2006-A7 Swap Trust
C. OFFICES
JPMorgan:	NEW YORK
Counterparty:	ST. PAUL

D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction. U.S. Bank National Association is acting not in its individual capacity but solely as Swap Trustee and has been directed to enter into the transaction.

(b)

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c)

Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

E. TRUSTEE CAPACITY

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Ttust for the J.P. Morgan Alternative Loan Trust 2006-A7, Mortgage Pass-Through Certificates, Series 2006-A7 under the Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, HSBC Bank USA, as trustee, U.S. Bank National Association, as master servicer, securities administrator, and swap trustee, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall U.S. Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty, and (iv) nothing contained herein shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6900028457986

JPMorgan Chase Bank, N.A.

Name:

Edward R. Robinson Jr.

Title:

Associate

Accepted and confirmed as of the date first written:

U.S. BANK NATIONAL ASSOCIATION not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-A7

/s/ Shannon M. Rantz

Name: Shannon M. Rantz

Title:  Vice President

Your reference number:

107164000

Exhibit A

PeriodStart	PeriodEnd	Notional
11/30/06	12/25/06	865,998,034.24
12/25/06	01/25/07	839,716,533.01
01/25/07	02/25/07	814,216,626.53
02/25/07	03/25/07	786,817,068.59
03/25/07	04/25/07	763,003,232.19
04/25/07	05/25/07	737,005,560.10
05/25/07	06/25/07	713,647,687.27
06/25/07	07/25/07	692,653,149.35
07/25/07	08/25/07	668,490,067.72
08/25/07	09/25/07	647,361,442.91
09/25/07	10/25/07	628,315,527.42
10/25/07	11/25/07	609,829,457.14
11/25/07	12/25/07	591,886,787.52
12/25/07	01/25/08	574,471,556.77
01/25/08	02/25/08	556,032,356.71
02/25/08	03/25/08	532,775,442.52
03/25/08	04/25/08	514,522,311.40
04/25/08	05/25/08	492,006,504.97
05/25/08	06/25/08	475,596,222.42
06/25/08	07/25/08	450,669,155.75
07/25/08	08/25/08	434,026,224.75
08/25/08	09/25/08	413,446,270.82
09/25/08	10/25/08	401,282,227.06
10/25/08	11/25/08	388,409,665.12
11/25/08	12/25/08	376,981,455.11
12/25/08	01/25/09	365,889,191.62
01/25/09	02/25/09	353,649,444.12
02/25/09	03/25/09	334,085,795.56
03/25/09	04/25/09	322,373,209.97
04/25/09	05/25/09	312,887,786.45
05/25/09	06/25/09	295,273,911.30
06/25/09	07/25/09	285,943,900.41
07/25/09	08/25/09	266,897,659.86
08/25/09	09/25/09	257,983,554.86
09/25/09	10/25/09	233,866,027.19
10/25/09	11/25/09	209,345,626.33
11/25/09	12/25/09	203,186,226.32
12/25/09	01/25/10	197,207,882.77
01/25/10	02/25/10	191,405,277.40
02/25/10	03/25/10	185,773,248.07
03/25/10	04/25/10	180,306,784.16
04/25/10	05/25/10	175,001,022.18
05/25/10	06/25/10	169,851,241.39
06/25/10	07/25/10	164,852,859.67
07/25/10	08/25/10	160,001,429.39
08/25/10	09/25/10	155,292,633.53
09/25/10	10/25/10	150,631,570.96
10/25/10	11/25/10	146,198,252.59
11/25/10	12/25/10	141,781,555.53
12/25/10	01/25/11	137,608,522.63
01/25/11	02/25/11	132,522,575.22
02/25/11	03/25/11	122,431,294.95
03/25/11	04/25/11	118,828,483.30
04/25/11	05/25/11	105,824,592.40
05/25/11	06/25/11	100,618,921.72
06/25/11	07/25/11	97,467,020.12
07125/11	08/25/11	74,989,710.83
08/25/11	09/25/11	71,393,963.35
09/25/11	10/25/11	37,653,568.50

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts

JPMorgan Contact

Telephone Number

Client Service Group

(001) 3026344960

Group E-mail address:

Facsimile:

(001) 8888033606

Telex:

Cable:

Please quote the JPMorgan deal number(s): 6900028457986